                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8246

Exact name of registrant as specified in charter:
Delaware Investments Global Dividend and Income Fund, Inc.

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2003

Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

CLOSED-END

Annual Report 2003
--------------------------------------------------------------------------------
                          DELAWARE INVESTMENTS GLOBAL
                          DIVIDEND AND INCOME FUND, INC.


[LOGO]
POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS

------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
------------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
------------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      5

   Statement of Operations                                     11

   Statements of Changes in Net Assets                         12

   Statement of Cash Flows                                     12

   Financial Highlights                                        13

   Notes to Financial Statements                               14
------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 17
------------------------------------------------------------------
BOARD OF DIRECTORS/OFFICERS                                    18
------------------------------------------------------------------


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust and Delaware International Advisers Ltd., which are both registered investment advisors.

(C) 2004 Delaware Distributors, L.P.

Portfolio             Delaware Investments Global Dividend and Income Fund, Inc.
  MANAGEMENT REVIEW   December 10, 2003

Fund Managers

Damon J. Andres
Senior Portfolio Manager
Equities
Delaware Management Company

Nancy M. Crouse
Senior Portfolio Manager
Equities
Delaware Management Company

Timothy L. Rabe
Senior Portfolio Manager
Fixed Income
Delaware Management Company

Joanna Bates
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers, Ltd.

Clive A. Gillmore
Senior Portfolio Manager
Foreign Equities
Delaware Investment Advisers, Ltd.

Christopher A. Moth
Senior Portfolio Manager
Foreign Fixed Income
Delaware Investment Advisers, Ltd.

Q: How did the Fund perform for the 12-month period ended November 30, 2003?
A: Delaware Investments Global Dividend and Income Fund, Inc. gained +32.63% (at net asset value with distributions reinvested) for the fiscal year. In comparison, its benchmark, the Standard & Poor's (S&P) 500 Index, gained +15.08% for the same time period. The Fund's peer group, as measured by the Lipper Closed-End Income and Preferred Stock Funds Average, rose +23.93% for the fiscal year.

Q: How would you describe your domestic equity outlook at the beginning of the fiscal year?
A: Our outlook for common stocks was generally optimistic. We believed the economic recovery would likely gather steam in 2003, to the benefit of corporate profitability. We also experienced an environment marked by attractive stock valuations, which favors our value-oriented style of investing.

Q: How would you describe your equity investment strategy during the fiscal year?
A: We favored market sectors such as financials. We viewed J.P. Morgan Chase as a sound holding, given its strong balance sheet and a dividend yield that we believed was both robust and durable. We also leaned our security weightings toward economically sensitive companies, such as Weyerhaeuser. The producer of wood-related products also generated an attractive income stream and was well positioned, in our opinion, to benefit from the economy's improvement.

Q: Did any common stocks within the Fund underperform relative to your expectations?
A: Some of our healthcare positions turned in performances that we believe did not reflect the quality of their underlying companies. We credit this circumstance, in part, to investor uncertainty regarding proposed changes in Medicare legislation, as well as concerns regarding patent expirations.

Q: What caused the solid performance of high-yield bonds during the 12-month period?
A: A primary cause for the high-yield bond market rebound was the Federal Reserve's push to add liquidity to the economy. By lowering short-term interest rates, the Fed was attempting to provide incentive for greater bank lending, which in turn puts more money to work in the economy and tends to foster economic expansion. When the prospects for a stronger economy became apparent, investors directed their assets toward securities that particularly benefit from such an environment, including high-yield corporate bonds -- and high-yield bond mutual funds. High-yield bonds also benefited from generally improving operational conditions throughout the business community. Companies issuing high-yield bonds tended to extend their debt and experienced declining default rates, from as high as double-digit levels to roughly the five-to-six percent range of late.

Q: How did you manage the Fund's high-yield bond allocation during the fiscal year?
A: We saw no reason to alter the manner in which we strategically managed the portfolio during the 12-month period. We continued to focus on the lower-rated securities within this asset class, given the availability of attractive yields, as well as the general prospect for rising bond prices. Compared to our high-yield benchmark, the Citigroup High Yield Cash Pay Index, we tended to hold a greater weighting in utility bonds, due in part to the presence of "fallen angels" -- high-grade bonds that were downgraded to high-yield status. Given Delaware's strong commitment to fundamental research capabilities, we believe we could identify attractive candidates for acquisition among such bonds.

Q: Please describe some high-yield securities that impacted Fund performance during the 12-month period.
A: High-yield issues that provided sound performance for the Fund included Charter Communications. While our overall return was strong, we held some underperforming securities, too. One was DiGiorgio Foods, which declined in value after losing one of its larger customers.

Q: How did real estate investment trusts (REITs) impact Fund performance during the fiscal year?
A: As an asset class, REITs turned in a strong performance. Specifically, the Fund benefitted from its exposure to the retail sector, which included regional malls and shopping centers. The Fund also gained a measure of performance versus our REIT benchmark by being less heavily weighted in the multi-family sector, where apartment vacancies rose during the 12-month period. Conversely, the Fund lost performance with its overweighting in the travel sector, a position we developed in anticipation of speedy economic recovery but which suffered from industry volatility. Performance was also impeded somewhat from an overweighting in the office sector. Like the multi-family sector, this area of the REIT market suffered from falling occupancy rates.

Q: What role did convertible securities play for the 12-month period?
A: As a percentage of net assets, convertible securities represent a smaller portion of your Fund. However, we believe they play a beneficial role in adding diversification to the portfolio, and generate both income and capital appreciation potential. Our approach to managing the portfolio's convertible securities did not change over the 12-month period. Our research focused on identifying companies selling at attractive valuations that feature strong cash flows and balance sheets. Convertible securities' performance within the Fund was in line with the broad equity market, yet with less volatility and a greater income stream.

Q: What was the environment for international stock investing during the fiscal year?
A: Non-domestic equities largely rose in unison with their U.S. counterparts, owing to investors' generally optimisism on global economic renewal and its positive impact on corporate earnings moving forward. During the period, we focused on well-managed, larger-size companies that we believed were undervalued in terms of dividends and growth potential. We gained a measure of added performance during the period as a result of the declining U.S. dollar, which helped lift most major foreign currencies. Q: What was the international equity portfolio's general composition for the 12-month period? A: Regionally, we favored overweighted positions in Australia and New Zealand, while electing to be less heavily weighted in Japan. The Japanese market rebounded somewhat during the fiscal year, owing in part to increased private spending versus the wasteful public works programs of prior years. We remain cautious of the island nation, however, due to lingering attempts at reflation and structural reform. In Europe, we held an overweighted exposure in the U.K., which has benefited from internal expansion and its separation from the European Union (EU). That body came under scrutiny late in the period as its largest member, Germany, suspended the very initiative it advocated years earlier -- to have member states curb fiscal deficits to prescribed limits. France has followed suit, leaving open the prospect for EU states to run higher-than-anticipated deficits. This would place upward pressure on interest rates, which in turn may limit future stock price appreciation.

Q: How did the Fund's exposure to international fixed income contribute to fiscal-year performance?
A: Non-U.S. bonds performed reasonably well during the 12-month period, owing in part to generally declining interest rates. Non-government debt further benefited from improving business conditions around the globe, driven by continued economic strengthening. While in some cases government spending initiatives contributed to the expansion, stepped-up business expenditures appeared to do the trick, as was the case for Japan during the second half of the Fund's fiscal year.

Delaware
   INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

Fund Basics                                      Fund Performance
As of November 30, 2003                          Average Annual Total Returns
----------------------------------------------   Through November 30, 2003     Lifetime    Five Years     One Year
Fund Objectives:                                 ---------------------------------------------------------------------
The Fund seeks to achieve high current income.   At Market Price                 +8.50%      +5.91%        +25.92%
Capital appreciation is a secondary objective.   At Net Asset Value              +9.35%      +6.29%        +32.63%
----------------------------------------------   ---------------------------------------------------------------------
Total Fund Net Assets:
$71.69 million                                   Returns reflect reinvestment of all distributions. Shares of the Fund were
----------------------------------------------   initially offered with a sales charge of 6.0%. Performance since inception does
Number of Holdings:                              not include the sales charge or any brokerage commissions for purchases made
297                                              since inception. Past performance is not a guarantee of future results.
----------------------------------------------
Fund Start Date:                                 The performance table and graphs on the following page do not reflect the
March 4, 1994                                    deduction of taxes the shareholder would pay on Fund distributions or
----------------------------------------------   redemptions of Fund shares.
Your Fund Managers:
Damon J. Andres earned a bachelor's degree in    Joanna Bates is a graduate of London
business administration with an emphasis in      University, and is an associate of the
finance and accounting from the University of    Institute of Investment Management and
Richmond. Prior to joining Delaware              Research. She joined Delaware Investment's
Investments in 1994, Mr. Andres performed        Fixed Income team in 1997, before which she
investment-consulting services with Cambridge    was Associate Director, Fixed Interest at Hill
Associates, Inc. in Arlington, Virginia. Mr.     Samuel Investment Management. She has also
Andres is a CFA charterholder.                   worked for Fidelity International and Save &
                                                 Prosper as a fund manager and analyst for
Nancy M. Crouse has a bachelor's degree from     global bond markets.
Lafayette College and an MBA from the
University of Pittsburgh. She is the consumer    Clive A. Gillmore is a graduate of the
growth and consumer staples team leader, a       University of Warwick. Mr. Gillmore joined
member of the portfolio review team and a        Delaware Investments in 1990 after serving in
co-manager of open- and closed-end mutual        the investment management field for eight
funds. Ms. Crouse began her career in finance    years. He previously was Senior Portfolio
at Philadelphia National Bank. Before joining    Manager at Hill Samuel Investment Management.
Delaware Investments in 1993, she served as
Vice President at CoreStates Investment          Christopher A. Moth is an actuarial graduate
Advisers, where she performed securities         from The City University in London, and was
analysis and managed balanced portfolios. Ms.    later awarded the Certificate in Finance &
Crouse is a CFA charterholder and a member of    Investment from the London Institute of
the Philadelphia Society of Financial            Actuaries. Mr. Moth joined Delaware
Analysts.                                        Investments in 1992, after working for the GRE
                                                 insurance company where he was responsible for
Timothy L. Rabe is Senior Vice-President/        quantitative models and projections.
Senior Portfolio Manager of Delaware's           -----------------------------------------------
high-yield funds. Mr. Rabe received a            NYSE Symbol:
bachelor's degree in finance from the            DGF
University of Illinois. Prior to joining
Delaware Investments in 2000, Mr. Rabe was a
high-yield portfolio manager for Conseco
Capital Management. Before that, he worked as
a tax analyst for The Northern Trust Company.
Mr. Rabe is a CFA charterholder.

Market Price vs. Net Asset Value
November 30, 2002 through November 30, 2003

-- Delaware Investments Global Dividend and Income Fund, Inc. @ NAV
-- Delaware Investments Global Dividend and Income Fund, Inc. @ Market Price

Delaware Investments Global Dividend & Income Fund Inc. - Peformance of $10,000 investment chart


                   Delaware Investments
                    Global Dividend &          Delaware Investments
                   Income Fund, Inc. -           Global Dividend &
                      Market Price            Income Fund, Inc. - NAV

   11/30/2002              $10.40                      $9.94
   12/31/2002              $10.38                     $10.00
    1/31/2003              $10.39                      $9.89
    2/28/2003              $10.27                      $9.81
    3/31/2003              $10.30                      $9.84
    4/30/2003              $11.31                     $10.64
    5/31/2003              $11.95                     $11.22
    6/30/2003              $12.30                     $11.28
    7/31/2003              $12.19                     $11.28
    8/31/2003              $11.47                     $11.16
    9/30/2003              $11.30                     $11.43
   10/31/2003              $11.82                     $11.73
   11/30/2003              $11.90                     $11.98

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
March 4, 1994 (Fund's inception) to November 30, 2003

-- Delaware Investments Global Dividend and Income Fund, Inc. @ NAV
-- Lipper Closed-End Income and Preferred Stock Funds Average (28 funds)
   @ Market Price
-- Delaware Investments Global Dividend and Income Fund, Inc. @ Market Price -- Lipper Closed-End Income and Preferred Stock Funds Average (28 funds)
   @ NVA

                      Delaware                 Delaware                                                     Lipper Closed-end
                 Investments Global       Investments Global               Lipper Closed-end                Income & Preferred
                  Dividend & Income       Dividend & Income                Income & Preferred               stock funds avg @
                  Fund, Inc. @ NAV     Fund, Inc. @ Market Price         stock funds avg @ (NAV)             (Market Price)
      03/04/94        $10,000                 $10,000                          $10,000                           $10,000
      11/30/94        $ 9,889                 $ 8,285                          $ 9,543                           $ 9,096
      11/30/95        $11,776                 $10,749                          $12,103                           $11,738
      11/30/96        $14,614                 $13,696                          $13,652                           $13,603
      11/30/97        $17,234                 $16,296                          $15,860                           $15,730
      11/30/98        $17,611                 $16,630                          $17,020                           $17,113
      11/30/99        $17,511                 $13,803                          $16,219                           $14,667
      11/30/00        $16,804                 $13,843                          $17,303                           $15,863
      11/30/01        $17,965                 $18,621                          $18,615                           $20,079
      11/30/02        $18,015                 $17,599                          $17,429                           $19,238
      11/30/03        $23,394                 $22,161                          $19,729                           $23,842


Chart assumes $10,000 invested on March 4, 1994, and reflects the reinvestment of all distributions at market value. Performance of the Fund and the Lipper peer group at market value are based on market performance during the period. Performance of the Fund and the Lipper peer group at net asset value are based on the fluctuations in net asset value during the period. The chart also assumes $10,000 invested in the Lipper Closed-End Income and Preferred Stock Funds Average at Market Price and at Net Asset Value at that month's end, March 31, 1994. After March 31, 1994, returns plotted were as of the last day of each month shown. Delaware Investments Global Dividend and Income Fund, Inc. was initially offered with a sales charge of 6.0%. Performance since inception does not include fees, the initial sales charge or any brokerage commissions for purchases made since inception. Investments in the Fund are not available at net asset value. The Lipper Closed-End Income and Preferred Stock Funds Average represents the average return of closed-end income and preferred stock mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS       November 30, 2003


                                                        Number of     Market
                                                         Shares    Value (U.S.$)
Common Stock - 69.16%
Aerospace & Defense - 0.56%
  Raytheon                                                14,500     $   401,795
                                                                     -----------
                                                                         401,795
                                                                     -----------
Automobiles & Automotive Parts - 0.97%
  General Motors                                          10,200         436,356
  GKN                                                     56,000         257,152
                                                                     -----------
                                                                         693,508
                                                                     -----------
Banking, Finance & Insurance - 14.82%
  Aviva                                                   62,582         501,025
  Banco Santander Central Hispano                         39,771         413,329
  Bank of America                                          8,300         626,069
  Friedman Billings Ramsey Group                          25,940         553,819
  HBOS                                                    54,179         680,212
  ING Groep NV                                            27,494         588,943
  IntesaBci                                              116,992         440,348
  JP Morgan Chase                                         10,900         385,424
  Keycorp                                                 17,600         489,104
  Lloyds TSB Group                                        87,256         616,776
  Mellon Financial                                        20,700         596,160
  Morgan Stanley                                          15,800         873,424
  National Australia Bank                                 25,655         536,870
  Overseas Chinese Banking                                41,000         283,013
  Societe Generale Class A                                 7,479         598,867
  Sovereign Bancorp                                       69,361       1,571,720
  Wells Fargo                                             15,100         865,683
                                                                     -----------
                                                                      10,620,786
                                                                     -----------
Building & Materials - 1.33%
  Compagnie de Saint Gobain                               12,800         572,614
  Wharf Holdings                                         153,000         382,190
                                                                     -----------
                                                                         954,804
                                                                     -----------
Business Services - 0.58%
+++Fieldstone Investments 144A                            25,000         412,500
                                                                     -----------
                                                                         412,500
                                                                     -----------
Chemicals - 3.44%
  Air Products & Chemicals                                11,000         527,340
  Bayer                                                   22,875         615,585
  Dow Chemical                                            25,500         957,525
++Orica                                                   39,363         366,862
                                                                     -----------
                                                                       2,467,312
                                                                     -----------
Computers & Technology - 0.78%
  Pitney Bowes                                            14,100         560,475
                                                                     -----------
                                                                         560,475
                                                                     -----------
Consumer Products - 1.32%
  Kimberly-Clark                                          10,000         542,200
  Procter & Gamble                                         4,200         404,208
                                                                     -----------
                                                                         946,408
                                                                     -----------
Electronics & Electrical Equipment - 1.43%
  Emerson Electric                                        10,000         610,400
  Hong Kong Electric                                     103,000         412,462
                                                                     -----------
                                                                       1,022,862
                                                                     -----------
Energy - 4.96%
  BP Amoco                                                51,154         356,968
  ChevronTexaco                                            8,300         623,329
  ConocoPhillips                                           9,821         557,244
  Kerr-McGee                                              11,600         487,084
++Petro Geo Services ADR                                     398          14,721

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
Common Stock (continued)
Energy (continued)
  Royal Dutch Petroleum                                   13,709      $  615,907
  Sasol                                                   27,194         344,738
  Total Fina Elf                                           3,440         555,852
                                                                      ----------
                                                                       3,555,843
                                                                      ----------
Food, Beverage & Tobacco - 4.38%
  Foster's Group                                         178,521         568,382
  General Mills                                           14,300         643,643
 *Heinz (H.J.)                                            15,600         563,160
  Kellogg                                                 14,500         518,665
++Mitchells & Butlers                                     41,125         164,975
  PepsiCo                                                 14,200         683,304
                                                                      ----------
                                                                       3,142,129
                                                                      ----------
Healthcare & Pharmaceuticals - 5.25%
  Abbott Laboratories                                     12,500         552,500
  Biomet                                                  15,900         568,743
  Bristol-Myers Squibb                                    22,200         584,971
  Eisai Limited                                           11,900         301,520
  GlaxoSmithKline                                         24,406         551,127
++Medco Health Solutions                                   1,254          45,683
  Merck & Co.                                             10,400         422,240
  Takeda Chemical Industries                               7,900         302,958
  Wyeth                                                   11,000         433,400
                                                                      ----------
                                                                       3,763,142
                                                                      ----------
Industrial Machinery - 1.47%
  Brambles Industries                                     71,495         214,874
  Caterpillar                                             11,000         836,550
                                                                      ----------
                                                                       1,051,424
                                                                      ----------
Investment Companies - 0.87%
 *Gladstone Capital                                       29,200         625,756
                                                                      ----------
                                                                         625,756
                                                                      ----------
Leisure, Lodging & Entertainment - 0.53%
  Intercontinental Hotels                                 41,125         379,991
                                                                      ----------
                                                                         379,991
                                                                      ----------
Metals & Mining - 0.63%
  Rio Tinto                                               18,880         452,318
                                                                      ----------
                                                                         452,318
                                                                      ----------
Paper & Forest Products - 2.10%
  Amcor                                                   78,646         470,062
  International Paper                                     16,400         610,244
  Weyerhaeuser                                             7,500         427,500
                                                                      ----------
                                                                       1,507,806
                                                                      ----------
Real Estate - 12.79%
  AMB Property                                            18,300         575,718
  Apartment Investment & Management                       14,500         493,725
  Camden Property Trust                                   10,000         420,400
  Duke Realty                                             26,000         800,800
  General Growth Properties                               24,370       1,964,221
  Liberty Property Trust                                  21,042         796,019
  Pan Pacific Retail Properties                           17,600         817,520
  Prentiss Properties Trust                               21,308         676,529
  Ramco-Gershenson Properties                             31,300         815,365
  Reckson Associates Realty                               28,100         674,400
  Simon Property Group                                     8,000         379,600
  Starwood Hotels & Resorts Worldwide                     17,000         585,990
  Sun Communities                                          4,400         165,132
                                                                      ----------
                                                                       9,165,419
                                                                      ----------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
Common Stock (continued)
Retail - 2.31%
  Boots                                                   44,819      $  548,438
  Coles Myer                                              91,055         490,202
  GUS                                                     43,481         567,026
++*Kmart Holdings                                          1,553          47,289
                                                                      ----------
                                                                       1,652,955
                                                                      ----------
Telecommunications - 3.59%
  BellSouth                                               12,000         312,360
  Telecom Corporation of New Zealand                     189,000         628,008
  Telefonica                                              45,877         593,923
  Telstra                                                172,136         614,069
  Verizon Communications                                  13,054         427,780
                                                                      ----------
                                                                       2,576,140
                                                                      ----------
Transportation & Shipping - 1.22%
  Union Pacific                                           10,000         636,800
  West Japan Railway                                          63         238,724
                                                                      ----------
                                                                         875,524
                                                                      ----------
Utilities - 3.83%
  BG Group                                               113,689         534,769
  Dominion Resources                                       8,900         536,403
  Electrabel                                               1,376         404,106
  Hong Kong & China Gas                                  104,000         156,007
  Iberdrola                                               29,226         504,128
  RWE                                                     19,081         613,666
                                                                      ----------
                                                                       2,749,079
                                                                      ----------
Total Common Stock (cost $41,807,883)                                 49,577,976
                                                                      ----------
Convertible Preferred Stock - 1.77%
Aerospace & Defense - 0.55%
  Northrop Grumman 7.25%                                   3,850         394,279
                                                                      ----------
                                                                         394,279
                                                                      ----------
Banking, Finance & Insurance - 0.55%
  Chubb 7.00%                                              4,000         110,000
  Travelers Property Casualty 4.50%                       12,000         285,720
                                                                      ----------
                                                                         395,720
                                                                      ----------
Environmental Services - 0.39%
  Allied Waste Industries 6.25%                            4,000         282,560
                                                                      ----------
                                                                         282,560
                                                                      ----------
Transportation & Shipping - 0.28%
 +Union Pacific Capital Trust
    TIDES 144A 6.25%                                       3,926         199,735
                                                                      ----------
                                                                         199,735
                                                                      ----------
Total Convertible Preferred Stock
  (cost $1,181,300)                                                    1,272,294
                                                                      ----------
Preferred Stock - 2.40%
Cable, Media & Publishing - 0.12%
 *CSC Holdings 11.75%                                        800          84,600
                                                                      ----------
                                                                          84,600
                                                                      ----------
Metals & Mining - 0.01%
++Weirton Steel                                            8,550           7,439
                                                                      ----------
                                                                           7,439
                                                                      ----------
Real Estate - 1.72%
  Equity Inns Series B 8.75%                              10,000         266,500
  LaSalle Hotel Properties 10.25%                         23,500         652,161

                                                        Number of     Market
                                                         Shares    Value (U.S.$)
Preferred Stock (continued)
Real Estate (continued)
  Ramco-Gershenson Properties 9.50%                       11,500     $   316,538
                                                                     -----------
                                                                       1,235,199
                                                                     -----------
Utilities - 0.55%
  Public Service Enterprise Group 10.25%                   6,800         394,400
                                                                     -----------
                                                                         394,400
                                                                     -----------
Total Preferred Stock (cost $1,594,609)                                1,721,638
                                                                     -----------
                                                        Principal
                                                          Amount
Convertible Bonds - 3.19%
Computers & Technology - 0.39%
 +Mercury Interactive 144A 4.75% 7/1/07          USD     275,000         277,063
                                                                     -----------
                                                                         277,063
                                                                     -----------
Consumer Products - 0.08%
  Eastman Kodak 3.375% 10/15/33                  USD      50,000          54,250
                                                                     -----------
                                                                          54,250
                                                                     -----------
Leisure, Lodging & Entertainment - 0.20%
 +Regal Entertainment
    144A 3.75% 5/15/08                           USD     130,000         146,575
                                                                     -----------
                                                                         146,575
                                                                     -----------
Miscellaneous - 0.16%
 +Tyco International Group
    144A 2.75% 1/15/18                           USD     100,000         116,500
                                                                     -----------
                                                                         116,500
                                                                     -----------
Real Estate - 0.48%
  Meristar Hospitality 9.50% 4/1/10              USD     300,000         347,625
                                                                     -----------
                                                                         347,625
                                                                     -----------
Retail - 1.02%
 +Gap 144A 5.75% 3/15/09                         USD     500,000         733,125
                                                                     -----------
                                                                         733,125
                                                                     -----------
Telecommunications - 0.48%
 +Nextel Partners 144A 1.50% 11/15/08            USD     200,000         342,750
                                                                     -----------
                                                                         342,750
                                                                     -----------
Transportation & Shipping - 0.08%
 +Expressjet Holdings 144A 4.25% 8/1/23          USD      50,000          57,375
                                                                     -----------
                                                                          57,375
                                                                     -----------
Utilities - 0.30%
 +Centerpoint Energy 144A 3.75% 5/15/23          USD     200,000         213,250
                                                                     -----------
                                                                         213,250
                                                                     -----------
Total Convertible Bonds (cost $1,804,663)                              2,288,513
                                                                     -----------
Bonds - 42.64%
Aerospace & Defense - 0.13%
 +Armor Holdings 144A 8.25% 8/15/13              USD      90,000          96,300
                                                                     -----------
                                                                          96,300
                                                                     -----------
Agency Obligations - 1.62%
  Fannie Mae Global 2.125% 10/9/07               JPY 120,000,000       1,164,840
                                                                     -----------
                                                                       1,164,840
                                                                     -----------
Automobiles & Automotive Parts - 0.48%
 +Advanced Accessory Systems
    144A 10.75% 6/15/11                          USD      40,000          43,400
  General Motors 8.375% 7/15/33                  USD      65,000          71,013
 +Metaldyne 144A 10.00% 11/1/13                  USD      50,000          48,250

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Bonds (continued)
Automobiles & Automotive Parts (continued)
+*UIS 144A 9.375% 6/15/13                        USD       170,000     $ 181,900
[CHECK MARK]Venture Holdings Trust 12.00% 6/1/09 USD        95,000           475
                                                                       ---------
                                                                         345,038
                                                                       ---------
Banking, Finance & Insurance - 2.49%
 +Crum & Forster 144A 10.375% 6/15/13            USD        60,000        65,700
 +Eircom Funding 144A 8.25% 8/15/13              USD        40,000        43,600
 +Farmers Exchange Capital
    144A 7.20% 7/15/48                           USD        70,000        61,289
  Finova Group 7.50% 11/15/09                    USD        40,000        22,400
  Oesterreich Kontrollbank
    1.80% 3/22/10                                JPY   150,000,000     1,457,418
 +Poster Financial Group
    144A 8.75% 12/1/11                           USD        60,000        61,725
  Qwest Capital Funding 5.875% 8/3/04            USD        45,000        45,225
  TIG Holdings 8.125% 4/15/05                    USD        35,000        35,744
                                                                       ---------
                                                                       1,793,101
                                                                       ---------
Building & Materials - 0.74%
 +Beazer Homes USA
    144A 6.50% 11/15/13                          USD        20,000        20,000
  DR Horton 9.75% 9/15/10                        USD        45,000        53,213
 +Lone Star Industries
    144A 8.85% 6/15/05                           USD        60,000        62,925
  Schuler Homes 10.50% 7/15/11                   USD       115,000       132,106
  Standard Pacific 9.25% 4/15/12                 USD        75,000        83,625
 *Technical Olympic USA
    10.375% 7/1/12                               USD       105,000       117,075
  WCI Communities 10.625% 2/15/11                USD        55,000        61,875
                                                                       ---------
                                                                         530,819
                                                                       ---------
Business Services - 0.08%
  Brickman Group 11.75% 12/15/09                 USD        50,000        57,750
                                                                       ---------
                                                                          57,750
                                                                       ---------
Cable, Media & Publishing - 2.01%
  Charter Communications
    10.75% 10/1/09                               USD       320,000       275,200
 *CSC Holdings 10.50% 5/15/16                    USD       150,000       166,500
 +Hollinger 144A 11.875% 3/1/11                  USD        40,000        44,000
  Insight Communications
    12.25% 2/15/10                               USD       215,000       171,731
  Insight Midwest 10.50% 11/1/10                 USD        10,000        10,950
 *Lodgenet Entertainment
    9.50% 6/15/13                                USD       115,000       125,638
 *Mediacom Broadband 11.00% 7/15/13              USD       120,000       129,300
 *PanAmSat 8.50% 2/1/12                          USD        85,000        92,863
  PEI Holdings 11.00% 3/15/10                    USD        45,000        52,481
  Rogers Cablesystems 10.00% 3/15/05             USD       100,000       109,000
 +Sheridan Acquisition 144A
    10.25% 8/15/11                               USD        65,000        68,900
  Vertis
    10.875% 6/15/09                              USD        45,000        46,350
    13.50% 12/7/09                               USD        25,000        23,500
  XM Satellite Radio 12.00% 6/15/10              USD       110,000       123,200
                                                                       ---------
                                                                       1,439,613
                                                                       ---------
Chemicals - 0.78%
 *Huntsman International
    9.875% 3/1/09                                USD        50,000        53,875
    10.125% 7/1/09                               USD        70,000        70,175
+*Johnsondiversey 144A 10.67% 5/15/13            USD        85,000        64,813
  Lyondell Chemical 9.625% 5/1/07                USD        60,000        62,100

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Bonds (continued)
Chemicals (continued)
+*Rhodia SA 144A 8.875% 6/1/11                   USD       155,000      $137,950
  Solutia
   *6.72% 10/15/37                               USD       200,000       155,000
    11.25% 7/15/09                               USD        15,000        13,575
                                                                        --------
                                                                         557,488
                                                                        --------
Computers & Technology - 0.59%
 *Amkor Technologies 7.75% 5/15/13               USD        40,000        43,000
 *ChipPac International 12.75% 8/1/09            USD        30,000        33,450
  Cooperative Computing
    10.50% 6/15/11                               USD        45,000        49,050
  Lone Star Technologies 9.00% 6/1/11            USD        30,000        29,250
  Northern Telecom Capital
    7.875% 6/15/26                               USD       185,000       182,225
 +Stratus Technologies
    144A 10.375% 12/1/08                         USD        85,000        87,550
                                                                        --------
                                                                         424,525
                                                                        --------
Consumer Products - 0.58%
 *American Greetings 11.75% 7/15/08              USD       110,000       128,150
 +Hines Nurseries 144A 10.25% 10/1/11            USD        40,000        43,500
  Jafra Cosmetics 10.75% 5/15/11                 USD        75,000        80,625
 *Remington Arms 10.50% 2/1/11                   USD        50,000        52,250
  Salton 10.75% 12/15/05                         USD       105,000       108,150
                                                                        --------
                                                                         412,675
                                                                        --------
Consumer Services - 0.22%
 *Alderwoods Group 12.25% 1/2/09                 USD       100,000       112,500
  Corrections Corporation of America
   *7.50% 5/1/11                                 USD        10,000        10,525
   +144A 7.50% 5/1/11                            USD        30,000        31,575
                                                                        --------
                                                                         154,600
                                                                        --------
Energy - 0.89%
 *Bluewater Finance 10.25% 2/15/12               USD        60,000        61,350
  Citgo Petroleum 11.375% 2/1/11                 USD        90,000       104,400
+*Dynegy Holdings
    144A 10.125% 7/15/13                         USD       150,000       166,124
  Hanover Equipment Trust
    8.50% 9/1/08                                 USD        55,000        56,375
 +Hilcorp Energy/Finance
    144A 10.50% 9/1/10                           USD        45,000        49,275
 +Massey Energy
    144A 6.625% 11/15/10                         USD        60,000        60,900
  Petro Gas Services
    8.00% 11/5/06                                USD         7,032         7,173
    10.00% 11/5/10                               USD        50,982        53,786
 *Sonat 7.625% 7/15/11                           USD        35,000        30,450
  Transcontinental Gas Pipeline
    6.25% 1/15/08                                USD        45,000        46,688
                                                                        --------
                                                                         636,521
                                                                        --------
Environmental Services - 0.25%
  Casella Waste 9.75% 2/1/13                     USD        45,000        50,625
  IESI 10.25% 6/15/12                            USD       115,000       125,350
                                                                        --------
                                                                         175,975
                                                                        --------
Food, Beverage & Tobacco - 1.03%
  B&G Foods 9.625% 8/1/07                        USD       145,000       150,074
 +Commonwealth Brands
    144A 10.625% 9/1/08                          USD       125,000       135,625
 *DiGiorgio Foods 10.00% 6/15/07                 USD        95,000        90,013
 +Le-Natures 144A 9.00% 6/15/13                  USD        60,000        62,400

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Bonds (continued)
Food, Beverage & Tobacco (continued)
 +National Beef Packing
    144A 10.50% 8/1/11                           USD       100,000   $   110,000
+*Pinnacle Foods 144A 8.25% 12/1/13              USD       110,000       113,300
 +Seminis Vegtable
    144A 10.25% 10/1/13                          USD        70,000        74,638
                                                                     -----------
                                                                         736,050
                                                                     -----------
Foreign Government - 22.78%
  Belgium Government
    5.75% 9/28/10                                EUR     1,200,000     1,576,496
  Canadian Government
    0.70% 3/20/06                                JPY   150,000,000     1,387,362
  Deutschland Republic
    5.00% 7/4/11                                 EUR     1,550,000     1,948,390
    6.25% 1/4/24                                 EUR       350,000       488,164
    6.50% 10/14/05                               EUR       200,000       255,163
  France Government Bond O.A.T
    4.00% 10/25/09                               EUR       260,000       312,191
    4.00% 4/25/13                                EUR       900,000     1,043,774
    5.50% 4/25/10                                EUR     1,000,000     1,294,875
  Hellenic Republic 8.60% 3/26/08                EUR       200,000       285,950
  Poland Government
    5.00% 10/24/13                               PLZ     5,100,000     1,095,469
    5.75% 6/24/08                                PLZ       700,000       166,619
    8.50% 2/12/05                                PLZ     1,200,000       313,647
  Queensland Treasury
    6.00% 7/14/09                                AUD     1,050,000       753,089
    6.00% 8/14/13                                AUD       600,000       432,448
  Republic of Austria 4.00% 7/15/09              EUR       450,000       541,705
  Republic of Italy 3.75% 6/8/05                 JPY   150,000,000     1,445,522
  Republic of Peru 8.75% 11/21/33                USD        65,000        64,448
  Sweden Government
    5.00% 1/28/09                                SEK     7,000,000       949,063
    5.50% 10/8/12                                SEK     5,000,000       690,518
    6.75% 5/5/14                                 SEK     1,650,000       249,106
  United Mexican States Global
    7.375% 3/13/08                               EUR       800,000     1,047,185
                                                                     -----------
                                                                      16,341,184
                                                                     -----------
Healthcare & Pharmaceuticals - 0.25%
 *Alliance Imaging 10.375% 4/15/11               USD        65,000        67,763
  Team Health 12.00% 3/15/09                     USD       100,000       108,750
                                                                     -----------
                                                                         176,513
                                                                     -----------
Industrial Machinery - 0.09%
 *Foster Wheeler 6.75% 11/15/05                  USD       105,000        63,000
                                                                     -----------
                                                                          63,000
                                                                     -----------
Leisure, Lodging & Entertainment - 0.61%
 +Gaylord Entertainment
    144A 8.00% 11/15/13                          USD        55,000        57,475
 +Hard Rock Hotel 144A 8.875% 6/1/13             USD        60,000        63,600
  Herbst Gaming 10.75% 9/1/08                    USD        65,000        73,125
 +Host Marriott 144A 7.125% 11/1/13              USD        25,000        24,875
 +Imax 144A 9.625% 12/1/10                       USD        60,000        62,400
  Royal Caribbean Cruises
    6.875% 12/1/13                               USD        35,000        35,088
    7.50% 10/15/27                               USD       125,000       119,843
                                                                     -----------
                                                                         436,406
                                                                     -----------
Metals & Mining - 0.28%
 *AK Steel 7.75% 6/15/12                         USD        70,000        47,600
  United States Steel 10.75% 8/1/08              USD        50,000        55,875

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Bonds (continued)
Metals & Mining (continued)
#*Weirton Steel 10.00% 4/1/08                    USD       522,500      $ 99,275
                                                                        --------
                                                                         202,750
                                                                        --------
Packaging & Containers - 0.44%
  AEP Industries 9.875% 11/15/07                 USD        50,000        50,000
  Portola Packaging 10.75% 10/1/05               USD        25,000        24,875
  Radnor Holdings 11.00% 3/15/10                 USD        60,000        55,050
 +Silgan Holdings 144A 6.75% 11/15/13            USD       110,000       110,550
 +Tekni-Plex 144A 8.75% 11/15/13                 USD        70,000        71,925
                                                                        --------
                                                                         312,400
                                                                        --------
Paper & Forest Products - 0.95%
  Ainsworth Lumber
    12.50% 7/15/07                               USD        95,000       110,675
    13.875% 7/15/07                              USD        20,000        23,100
  Consolidated Container
    10.125% 7/15/09                              USD        90,000        54,450
  Georgia Pacific
    8.125% 6/15/23                               USD        70,000        69,125
    8.625% 4/30/25                               USD        55,000        56,100
    9.875% 11/1/21                               USD        45,000        46,800
 +Millar Western 144A 7.75% 11/15/13             USD       125,000       127,655
  Pacifica Papers 10.00% 3/15/09                 USD        35,000        37,188
  Smurfit Capital 7.50% 11/20/25                 USD       125,000       120,000
  Tembec Industries 8.625% 6/30/09               USD        35,000        34,913
                                                                        --------
                                                                         680,006
                                                                        --------
Real Estate - 0.11%
  Tanger Properties 9.125% 2/15/08               USD        70,000        76,825
                                                                        --------
                                                                          76,825
                                                                        --------
Restaurants - 0.19%
  Avado Brands 9.75% 6/1/06                      USD        45,000        19,575
 *Denny's 12.75% 9/30/07                         USD        50,000        51,750
 +O'Charleys 144A 9.00% 11/1/13                  USD        65,000        65,488
                                                                        --------
                                                                         136,813
                                                                        --------
Retail - 0.39%
 *J Crew 10.375% 10/15/07                        USD       100,000       103,750
 *Office Depot 10.00% 7/15/08                    USD       100,000       120,000
  Petco Animal Supplies 10.75% 11/1/11           USD        45,000        53,325
                                                                        --------
                                                                         277,075
                                                                        --------
Telecommunications - 1.31%
 +Alaska Communications Systems
    144A 9.875% 8/15/11                          USD        75,000        79,125
 +American Tower 144A 7.25% 12/1/11              USD        60,000        60,450
 +Centennial Cellular Operating
    144A 10.125% 6/15/13                         USD        95,000       100,700
 +Cincinnati Bell 144A
    7.25% 7/15/13                                USD        45,000        47,025
    8.375% 1/15/14                               USD        25,000        26,313
  Crown Castle International
   *10.75% 8/1/11                                USD        40,000        45,000
   +144A 7.50% 12/1/13                           USD        50,000        49,750
 +Level 3 Finance 144A 10.75% 10/15/11           USD        75,000        78,750
+*MetroPCS 144A 10.75% 10/1/11                   USD        80,000        78,400
  Nextel Partners 12.50% 11/15/09                USD        30,000        34,800
+*Qwest Services 144A 13.50% 12/15/10            USD        65,000        76,781
  Time Warner Telecommunications
    9.75% 7/15/08                                USD       215,000       218,225
  Western Wireless 9.25% 7/15/13                 USD        40,000        41,800
                                                                        --------
                                                                         937,119
                                                                        --------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Bonds (continued)
Textiles, Apparel & Furniture - 0.14%
 +Warnaco 144A 8.875% 6/15/13                    USD     100,000     $   102,000
                                                                     -----------
                                                                         102,000
                                                                     -----------
Transportation & Shipping - 0.85%
  Hornbeck Offshore Services
    10.625% 8/1/08                               USD      50,000          55,125
  Kansas City Southern Railway
    9.50% 10/1/08                                USD      85,000          95,731
  Ocean Rig Norway 10.25% 6/1/08                 USD      65,000          59,475
 +OMI 144A 7.625% 12/1/13                        USD      60,000          60,600
 *Overseas Shipholding Group
    8.25% 3/15/13                                USD      95,000         101,769
 +Seabulk International
    144A 9.50% 8/15/13                           USD     100,000         104,750
  Stena AB 9.625% 12/1/12                        USD     120,000         134,400
                                                                     -----------
                                                                         611,850
                                                                     -----------
Utilities - 2.36%
 +Allegheny Energy Supply
    Statutory Trust 2001 144A
    Series A 10.25% 11/15/07                     USD      75,000          78,000
  Aquila 7.95% 2/1/11                            USD      60,000          64,200
  Avista 9.75% 6/1/08                            USD     100,000         117,499
  Calpine
    8.25% 8/15/05                                USD      40,000          37,600
   *10.50% 5/15/06                               USD     110,000         102,850
   +144A 8.75% 7/15/13                           USD     120,000         111,300
  Cogentrix Energy 8.75% 10/15/08                USD      85,000          86,169
  Edison Mission 9.875% 4/15/11                  USD      40,000          40,600
  El Paso Natural Gas
    7.625% 8/1/10                                USD      65,000          65,650
   *7.875% 6/15/12                               USD      60,000          53,100
  Elwood Energy 8.159% 7/5/26                    USD      33,090          33,627
 +Gemstone Investor
    144A 7.71% 10/31/04                          USD      45,000          45,280
  Homer City Fund 8.137% 10/1/19                 USD      40,000          42,350
  Illinois Power 7.50% 6/15/09                   USD     100,000         109,000
  Midland Funding II 11.75% 7/23/05              USD      27,493          29,830
  Midwest Generation 8.30% 7/2/09                USD     100,000         102,000
[CHECK MARK]Mirant Americas Generation
    7.625% 5/1/06                                USD      80,000          68,000
 +MSW Energy Holdings/Finance II
    144A 7.375% 9/1/10                           USD      60,000          62,100
  Orion Power Holdings 12.00% 5/1/10             USD      65,000          76,050
  PSEG Energy Holdings 7.75% 4/16/07             USD      50,000          51,813
 +Reliant Resource 144A 9.50% 7/15/13            USD      50,000          50,750
  Southern Natural Gas 8.875% 3/15/10            USD      35,000          38,763
  Tennessee Gas Pipeline
    8.375% 6/15/32                               USD      70,000          73,325
 +USGen New England
    144A 7.459% 1/2/15                           USD      50,000          22,185
 *Williams Companies 8.125% 3/15/12              USD     120,000         130,199
                                                                     -----------
                                                                       1,692,240
                                                                     -----------
Total Bonds
  (cost $28,201,241)                                                  30,571,476
                                                                     -----------

                                                       Principal      Market
                                                         Amount    Value (U.S.$)
Municipal Bonds - 0.07%
  New Jersey Economic Development
    Authority Continental Airlines Project
    6.25% 9/15/29                                USD      60,000      $   51,068
                                                                      ----------
Total Municipal Bonds (cost $50,884)                                      51,068
                                                                      ----------
                                                        Number of
                                                          Shares
Warrants - 0.06%
+++American Tower 144A                                        35           4,497
+++Solutia 144A                                              130           2,405
 ++XM Satellite Radio                                         20          36,000
                                                                      ----------
Total Warrants (cost $17,994)                                             42,902
                                                                      ----------
                                                       Principal
                                                         Amount
Short-Term Securities - 10.16%
**U.S. Treasury Bills 0.905% 1/8/04              USD   7,290,000       7,283,257
                                                                      ----------
Total Short-Term Securities
  (cost $7,283,257)                                                    7,283,257
                                                                      ----------

Total Market Value of Securities Before
  Securities Lending Collateral - 129.45%
  (cost $81,941,831)                                                  92,809,124
                                                                      ----------
Securities Lending Collateral*** - 5.02%
Short-Term Investments
  ABN AMRO Bank Chicago
    1.06% 6/07/04                                        136,585         136,577
  ABN AMRO Bank Tokyo
    1.10% 1/13/04                                         39,025          39,025
  Allied Irish Dublin 1.12% 1/20/04                      156,098         156,101
  Credit Suisse First Boston
    1.60% 12/13/04                                       156,101         156,101
  Deutsche Bank Financial
    1.071% 1/16/04                                       156,126         156,156
  FHLMC 1.12% 1/15/04                                     88,144          88,372
  FNMA 1.035% 1/29/04                                    975,666         975,616
  General Electric Capital
    1.13% 10/04/04                                        58,589          58,689
  Goldman Sachs Group LP
    1.193% 12/15/03                                      136,589         136,588
  HBOS Treasury Services PLC
    1.09%12/12/03                                        156,099         156,101
  Keybank NA 1.146% 1/26/04                               78,063          78,089
  Marsh & McLennan 1.291% 6/15/04                        100,382         103,239
  Merrill Lynch Mortgage Capital
    1.163% 12/08/03                                      156,101         156,101
  Morgan Stanley Dean Witter
    1.10% 12/01/03                                       653,013         653,012
    1.22% 12/28/04                                        38,962          39,025
    1.30% 3/19/04                                         97,500          97,563
  Swiss Re Financial 1.103% 1/15/04                       97,424          97,292
  Wachovia Bank NA 1.127% 11/15/04                       156,104         156,239
  Wilmington Trust 1.11% 1/22/04                         156,097         156,101
                                                                      ----------
Total Securities Lending Collateral
  (cost $3,595,987)                                                    3,595,987
                                                                      ----------

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF NET ASSETS (CONTINUED)

Total Market Value of Securities - 134.47%
  (cost $85,537,818)                                                $96,405,111
Obligation to Return Securities
  Lending Collateral - (5.02%)***                                    (3,595,987)
Borrowing under Line of Credit - (29.29%)                           (21,000,000)
Liabilities Net of Receivables and
  Other Assets - (0.16%)                                               (116,215)
                                                                    -----------
Net Assets Applicable to 5,985,582
  Shares Outstanding; Equivalent
  to $11.98 per share - 100.00%                                     $71,692,909
                                                                    ===========




Components of Net Assets at November 30, 2003:
Common stock, $0.01 par value, 500,000,000
  shares authorized to the Fund                                     $75,178,870
Treasury stock, 665,065 shares at cost                               (8,599,291)
Undistributed net investment income (a)                                  31,885
Accumulated net realized loss on investments                         (5,771,372)
Net unrealized appreciation of investments
  and foreign currencies                                             10,852,817
                                                                    -----------
Total net assets                                                    $71,692,909
                                                                    ===========

(a) Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are taxable as net investment income in accordance with provisions of the Internal Revenue Code.

 ++Non-income producing security for the year ended November 30, 2003.
[CHECK MARK]Non-income producing security. Security is currently in default.
  +Security exempt from registration under Rule 144A of the Securities Act of
   1933. See Note 9 in "Notes to Financial Statements."
  #Step coupon bond.
  *Fully or partially on loan.
 **U.S. Treasury bills are traded on a discount basis; the interest rate shown is the effective yield at the time of purchase by the Fund.
***See Note 8 in "Notes to Financial Statements."
   Includes $3,546,993 of securities loaned.
+++Principal amount is stated in the currency in which each bond is denominated.

Summary of Abbreviations:
ADR - American Depositary Receipts
AUD - Australian Dollar
EUR - European Monetary Unit
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
JPY - Japanese Yen
PLZ - Polish Zloty
SEK - Swedish Krona
TIDES - Term Income Deferred Equity Securities
USD - U.S. Dollar

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF OPERATIONS       Year Ended November 30, 2003


Investment Income:
  Interest                                             $2,707,512
  Dividends                                             1,978,884
  Securities lending income                                14,351
  Foreign tax withheld                                    (64,031)  $ 4,636,716
                                                       ----------   -----------

Expenses:
  Management fees                                         599,107
  Accounting and administration expenses                  100,000
  Professional fees                                        66,901
  Reports to shareholders                                  50,880
  Custodian fees                                           41,870
  NYSE fees                                                25,123
  Transfer agent fees and expenses                         18,554
  Directors' fees                                           8,520
  Other                                                    17,105
                                                       ----------
  Total operating expenses (before interest expense)                    928,060
  Interest expense                                                      391,704
                                                                    -----------
  Total operating expenses (after interest expense)                   1,319,764
  Less expenses paid indirectly                                          (1,549)
                                                                    -----------
  Total expenses                                                      1,318,215
                                                                    -----------
Net Investment Income                                                 3,318,501
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currencies:
  Net realized gain (loss) on:
    Investments                                                        (522,616)
    Foreign currencies                                                1,979,966
                                                                    -----------
  Net realized gain                                                   1,457,350
  Net change in unrealized appreciation/depreciation of
    investments and foreign currencies                               13,881,480
                                                                    -----------
Net Realized and Unrealized Gain on Investments and
  Foreign Currencies                                                 15,338,830
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $18,657,331
                                                                    ===========

See accompanying notes

Statements            Delaware Investments Global Dividend and Income Fund, Inc.
  OF CHANGES IN NET ASSETS

                                                                                                            Year Ended
                                                                                                   11/30/03           11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                          $ 3,318,501         $ 2,981,703
  Net realized gain (loss) on investments and foreign currencies                                   1,457,350          (4,643,149)
  Net change in unrealized appreciation/depreciation of investments and foreign currencies        13,881,480           3,106,527
                                                                                                 -----------         -----------
  Net increase in net assets resulting from operations                                            18,657,331           1,445,081
                                                                                                 -----------         -----------

Dividends and Distributions to Shareholders from:
  Net investment income                                                                           (5,492,967)         (2,182,468)
  Return of capital                                                                                 (994,113)         (6,609,672)
                                                                                                 -----------         -----------
                                                                                                  (6,487,080)         (8,792,140)
                                                                                                 -----------         -----------
Net Increase (Decrease) in Net Assets                                                             12,170,251          (7,347,059)

Net Assets:
  Beginning of year                                                                               59,522,658          66,869,717
                                                                                                 -----------         -----------
  End of year                                                                                    $71,692,909         $59,522,658
                                                                                                 ===========         ===========

See accompanying notes

Statement             Delaware Investments Global Dividend and Income Fund, Inc.
  OF CASH FLOWS       Year Ended November 30, 2003

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations                                                                $ 18,657,331
                                                                                                                    ------------
  Adjustments to reconcile net increase in net assets from operations to cash provided by operating activities:
    Amortization of premium and discount on investments                                                                 (222,241)
    Net proceeds from investment transactions                                                                          2,145,995
    Net realized loss on investment transactions                                                                         522,616
    Net realized gain on foreign currencies                                                                           (1,979,966)
    Net change in unrealized appreciation/depreciation of investments and foreign currencies                         (13,881,480)
    Decrease in receivable for investments sold                                                                          593,282
    Decrease in interest and dividends receivable                                                                        113,934
    Decrease in payable for investments purchased                                                                       (190,054)
    Increase in distribution payable                                                                                     478,282
    Decrease in interest payable                                                                                          (6,328)
    Increase in accrued expenses and other liabilities                                                                    16,411
                                                                                                                    ------------
  Total adjustments                                                                                                  (12,409,549)
                                                                                                                    ------------
Net cash provided by operating activities                                                                              6,247,782
                                                                                                                    ------------

Cash flows used for financing activities:
  Cash dividends and distributions paid                                                                               (6,487,080)
                                                                                                                    ------------
Net cash used for financing activities                                                                                (6,487,080)
                                                                                                                    ------------
Effect of exchange rates on cash                                                                                         125,795
                                                                                                                    ------------
Net decrease in cash                                                                                                    (113,503)
Cash at beginning of year                                                                                                 88,253
                                                                                                                    ------------
Cash (overdraft) at end of year                                                                                     $    (25,250)
                                                                                                                    ============

Cash paid for interest                                                                                              $    398,032
                                                                                                                    ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Investments Global Dividend and Income Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                      11/30/03   11/30/02(3)   11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                                   $ 9.940     $11.170      $11.770     $13.920      $15.700

Income (loss) from investment operations:
Net investment income(4)                                                 0.554       0.499        0.620       0.700        0.930
Net realized and unrealized gain (loss) on
  investments and foreign currencies                                     2.570      (0.260)       0.280      (1.350)      (1.070)
                                                                       -------     -------      -------     -------      -------
Total from investment operations                                         3.124       0.239        0.900      (0.650)      (0.140)
                                                                       -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                   (0.918)     (0.365)      (0.195)     (0.530)      (0.860)
Net realized gain on investments                                            --          --       (0.084)     (0.470)      (0.780)
Return of capital                                                       (0.166)     (1.104)      (1.221)     (0.500)          --
                                                                       -------     -------      -------     -------      -------
Total dividends and distributions                                       (1.084)     (1.469)      (1.500)     (1.500)      (1.640)
                                                                       -------     -------      -------     -------      -------

Net asset value, end of period                                         $11.980     $ 9.940      $11.170     $11.770      $13.920
                                                                       =======     =======      =======     =======      =======

Market value, end of period                                            $11.900     $10.400      $12.400     $10.380      $11.750
                                                                       =======     =======      =======     =======      =======

Total return based on:(1)
Market value                                                            25.92%      (5.49%)      34.52%       0.29%      (17.00%)
Net asset value                                                         32.63%       0.28%        6.91%      (4.04%)      (0.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $71,693     $59,523      $66,870     $70,420      $92,601
Ratio of expenses to average net assets                                  2.04%       2.26%        3.31%       3.45%        2.69%
Ratio of expenses to adjusted average
  net assets (before interest expense)(2)                                1.08%       1.06%        1.10%       1.04%        1.00%
Ratio of interest expense to adjusted average net assets(2)              0.46%       0.64%        1.35%       1.62%        1.15%
Ratio of net investment income to average net assets                     5.14%       4.69%        5.18%       5.34%        6.14%
Ratio of net investment income to adjusted average net assets(2)         3.88%       3.53%        3.84%       4.11%        4.92%
Portfolio turnover                                                         99%         69%          47%         43%          58%

Leverage Analysis:
Debt outstanding at end of period (000 omitted)                        $21,000     $21,000      $25,000     $25,000      $25,000
Average daily balance of debt outstanding (000 omitted)                $21,000     $21,603      $25,000     $25,000      $25,000
Average daily balance of shares outstanding (000 omitted)                5,986       5,986        5,986       6,389        6,651
Average debt per share                                                   $3.51       $3.61        $4.18       $3.91        $3.76
Asset coverage per $1,000 of debt outstanding at end of period          $4,414      $3,834       $3,675      $3,817       $4,704

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Adjusted average net assets excludes debt outstanding.

(3) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per shares of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, a decrease in the ratio of net investment income to average net assets of 0.23%, and a decrease in the ratio of net investment income to adjusted net assets of 0.17%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(4) The average shares outstanding method has been applied for per share information.

See accompanying notes.

Notes                                   Delaware Investments Global Dividend and
  TO FINANCIAL STATEMENTS               Income Fund, Inc.
                                        November 30, 2003

Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's shares trade on the New York Stock Exchange under the symbol DGF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before the Fund is valued. If on a particular day a security does not trade, then the mean between the bid and the asked prices will normally be used. U.S. government and agency securities are valued at the mean between the bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Distributions - The Fund has a managed distribution policy. Under the policy, the Fund declares and pays monthly distributions and is managed with a goal of generating as much of the distribution as possible from ordinary income (net investment income and short-term capital gains). The balance of the distribution then comes from long-term capital gains and, if necessary, a return of capital. Effective September 1, 2003, the current annualized rate is $0.96 per share. The Fund continues to evaluate its monthly distribution in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Distributions received from Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $1,549 for the year ended November 30, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.70%, which is calculated daily based on the adjusted average weekly net assets.

DMC has entered into a sub-advisory agreement with Delaware International Advisers Ltd. (DIAL), an affiliate of DMC, related to the foreign securities portion of the Fund. For the services provided, DMC pays DIAL a monthly fee which is equal to 40% of the of the fee paid to DMC under the terms of the investment management agreement. The Fund does not pay any fees directly to DIAL.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide accounting and administration services. The Fund pays DSC a monthly fee computed at the annual rate of 0.05% of the Fund's adjusted average weekly net assets, subject to an annual minimum of $100,000.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets does not include the line of credit liability.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                   $13,735
Accounting, administration and
  other expenses payable to DSC                              9,316
Other expenses payable to DMC and affiliates*               27,679

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, stock exchange fees, custodian fees and directors fees.

Certain officers of DMC, DIAL and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

Notes                 Delaware Investments Global Dividend and Income Fund, Inc.
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $81,548,560 and sales of $89,622,589 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2003, the cost for federal income taxes purposes was $81,911,191. At November 30, 2003, the net unrealized appreciation was $10,897,933 of which $14,453,167 related to unrealized appreciation of investments and $3,555,234 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 were as follows:

                                                          2003         2002
Ordinary Income                                        $5,492,967   $2,182,468
Return of capital                                         994,113    6,609,672
                                                       ----------   ----------
Total                                                  $6,487,080   $8,792,140
                                                       ==========   ==========

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                      $66,579,579
Capital loss carryforwards                                          (5,802,012)
Unrealized appreciation on
  investments and foreign currencies                                10,915,342
                                                                   -----------
Net assets                                                         $71,692,909
                                                                   ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,093,240 expires in 2009, $3,986,959 expires in 2010 and $721,813 expires in 2011.

5. Capital Stock
The Fund did not have any transactions in common shares during the year ended November 30, 2003.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

6. Line of Credit
The Fund has entered into a Line of Credit Agreement with J.P. Morgan Chase for $25,000,000 that expires on January 23, 2004. The Fund intends on renewing the Agreement for another year. At November 30, 2003, the par value of loans outstanding was $21,000,000 at a variable interest rate of 1.65%. During the year, the average daily balance of loans outstanding was $21,000,000 at a weighted average interest rate of approximately 1.84%. The maximum amount of loans outstanding at any time during the year was $21,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. For the year ended November 30, 2003, the Fund was charged a commitment fee of $6,000 which is included in "custodian fees" on the Statement of Operations.
The loan is collateralized by the Fund's portfolio.

7. Foreign Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily.

Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following foreign currency exchange contracts were outstanding at November 30, 2003:

                                                 Settlement      Unrealized
Contracts to Deliver       In Exchange for       Date            Depreciation
--------------------       ---------------       ----------      ------------
1,448,000                   US $2,446,345         1/30/04         ($31,885)
British Pounds

8. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of securities on loan was $3,546,993, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

9. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate

Notes                 Delaware Investments Global Dividend and Income Fund, Inc.
  TO FINANCIAL STATEMENTS (CONTINUED)

9. Credit and Market Risks (continued)
market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2003. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

10. Geographic Disclosure
As of November 30, 2003, the Fund's geographic diversification (based on the issuer of each security's domicile) of its investments portfolio before securities lending collateral was as follows:

                                                                     Percentage
Country                           Market Value                     of Net Assets
--------------------------------------------------------------------------------
United States                     $55,471,143                          59.77%
--------------------------------------------------------------------------------
Japan                               6,298,345                           6.79%
--------------------------------------------------------------------------------
Britain                             5,825,651                           6.28%
--------------------------------------------------------------------------------
France                              4,378,173                           4.72%
--------------------------------------------------------------------------------
Australia                           4,231,983                           4.56%
--------------------------------------------------------------------------------
Germany                             3,920,968                           4.22%
--------------------------------------------------------------------------------
Belgium                             1,980,603                           2.13%
--------------------------------------------------------------------------------
Sweden                              1,888,686                           2.04%
--------------------------------------------------------------------------------
Poland                              1,575,735                           1.70%
--------------------------------------------------------------------------------
Spain                               1,511,379                           1.63%
--------------------------------------------------------------------------------
Netherlands                         1,204,851                           1.30%
--------------------------------------------------------------------------------
Mexico                              1,047,185                           1.13%
--------------------------------------------------------------------------------
Hong Kong                             950,659                           1.02%
--------------------------------------------------------------------------------
New Zealand                           628,009                           0.68%
--------------------------------------------------------------------------------
Austria                               541,705                           0.58%
--------------------------------------------------------------------------------
Italy                                 440,348                           0.47%
--------------------------------------------------------------------------------
South Africa                          344,738                           0.37%
--------------------------------------------------------------------------------
Greece                                285,950                           0.31%
--------------------------------------------------------------------------------
Singapore                             283,013                           0.30%
--------------------------------------------------------------------------------
Total                             $92,809,124                         100.00%
--------------------------------------------------------------------------------

Like any investment in securities, the value of the Fund may be subject to risk or loss from market, currency, economic and political factors which may occur in the countries where the Fund is invested.

11. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

    (A)                 (B)
 Long-Term            Ordinary         (C)
Capital Gains          Income        Return of        Total         (D)
Distributions       Distributions     Capital      Distribution   Qualifying
 (Tax Basis)        (Tax Basis)     (Tax Basis)    (Tax Basis)   Dividends(1)
-------------       -------------    ----------    ------------  ------------
    --                   85%           15%             100%          5%

(A) (B) and (C) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deductions.

For the fiscal year ended November 30, 2003 certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate $961,420 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

12. Proxy Results (Unaudited)
The Fund held its Annual Meeting of Shareholders on August 14, 2003. At the Annual Meeting, the Fund's shareholders elected nine Directors. The results of the voting at the meeting were as follows:

                              Shares            Shares            Shares
Nominee                      Voted For       Voted Against      Voted Abstain
--------------------------------------------------------------------------------
Jude T. Driscoll             5,278,424          73,178               --
--------------------------------------------------------------------------------
David K. Downes              5,279,392          72,210               --
--------------------------------------------------------------------------------
Walter P. Babich             5,273,322          78,280               --
--------------------------------------------------------------------------------
John H. Durham               5,276,873          74,729               --
--------------------------------------------------------------------------------
John A. Fry                  5,278,727          72,875               --
--------------------------------------------------------------------------------
Anthony D. Knerr             5,279,199          72,403               --
--------------------------------------------------------------------------------
Ann R. Leven                 5,277,993          73,609               --
--------------------------------------------------------------------------------
Thomas F. Madison            5,278,199          73,403               --
--------------------------------------------------------------------------------
Janet L. Yeomans             5,278,937          72,665               --
--------------------------------------------------------------------------------

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Delaware Investments Global Dividend and Income Fund, Inc.

We have audited the accompanying statement of net assets of Delaware Investments Global Dividend and Income Fund, Inc. (the "Fund") as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Investments Global Dividend and Income Fund, Inc. at November 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP



Philadelphia, Pennsylvania
January 16, 2004

Delaware Investments Family of Funds
  BOARD OF DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Directors which has oversight responsibility for the management of a fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund Directors, in particular, are advocates for shareholder interests. The following is a list of the Directors/Officers and certain background and related information.

                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street           Director(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Director since        at different times at
                                                   May 15, 2003        Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Director            15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Director            24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Director(4)          2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Director            10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                    Number of           Other
                                                                             Principal          Portfolios in Fund   Directorships
   Name,                      Position(s)                                   Occupation(s)        Complex Overseen      Held by
  Address                      Held with          Length of Time               During               by Director        Director
and Birthdate                   Fund(s)               Served                Past 5 Years            or Officer        or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Director             14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
 2005 Market Street                                                     National Gallery of Art                   Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                          Director -
                                                                                                                   Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Director             9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Director             4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

   December 19, 1999

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof        Senior Vice President     7 Years          Mr. Bishof has served in         101            None
   2005 Market Street           and Treasurer                        various executive capacities
    Philadelphia, PA                                                    at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor.
(2) Mr. Driscoll is considered to be an "Interested Director" because he is an executive officer of the Fund's manager.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

Delaware                                                DDF
Investments(SM)                                         List
--------------------------------------                  NYSE
A member of Lincoln Financial Group(R)       THE NEW YORK STOCK EXCHANGE

This annual report is for the information of Delaware Investments Global Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its Common Stock on the open market at market prices.

Board of Directors                      Affiliated Officers                     Contact Information
Jude T. Driscoll                        Joseph H. Hastings                      Investment Manager
Chairman                                Executive Vice President and            Delaware Management Company
Delaware Investments Family of Funds    Chief Financial Officer                 Philadelphia, PA
Philadelphia, PA                        Delaware Investments Family of Funds
                                        Philadelphia, PA                        International Affiliate
Walter P. Babich                                                                Delaware International Advisers Ltd.
Board Chairman                          Richelle S. Maestro                     London, England
Citadel Construction Corporation        Senior Vice President,
King of Prussia, PA                     Chief Legal Officer and Secretary       Principal Office of the Fund
                                        Delaware Investments Family of Funds    2005 Market Street
John H. Durham                          Philadelphia, PA                        Philadelphia, PA 19103
Private Investor
Gwynedd Valley, PA                      Michael P. Bishof                       Independent Auditors
                                        Senior Vice President and Treasurer     Ernst & Young LLP
John A. Fry                             Delaware Investments Family of Funds    2001 Market Street
President                               Philadelphia, PA                        Philadelphia, PA 19103
Franklin & Marshall College
Lancaster, PA                                                                   Registrant and Stock Transfer Agent
                                                                                Mellon Investor Services, LLC
Anthony D. Knerr                                                                Overpeck Centre
Managing Director                                                               85 Challenger Road
Anthony Knerr & Associates                                                      Ridgefield, NJ 07660
New York, NY                                                                    800 851-9677

Ann R. Leven+                                                                   For Securities Dealers and Financial
Former Treasurer/Chief Fiscal Officer                                           Institutions Representatives Only
National Gallery of Art                                                         800 362-7500
Washington, DC
                                                                                Web site
Thomas F. Madison+                                                              www.delawareinvestments.com
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans+
Vice President/Mergers & Acquisitions                                             ----------------------------------------
3M Corporation                                                                    Your Reinvestment Options
St. Paul, MN                                                                      Delaware Investments Global Dividend and
--------------------------------------------------------------------------------  Income Fund, Inc. offers an automatic
A description of the policies and procedures that the Fund uses to determine how  dividend reinvestment program. If you
to vote proxies (if any) relating to portfolio securities is available without    would like to reinvest dividends, and
charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at   shares are registered in your name,
http://www.delawareinvestments.com; and (iii) on the Commission's website at      contact Mellon Investor Services, LLC at
http://www.sec.gov.; and beginning no later than August 31, 2004, information     800 851-9677. You will be asked to put
(if any) regarding how the Fund voted proxies relating to portfolio securities    your request in writing. If you have
during the most recent 12-month period ended June 30 is available without charge  shares registered in "street" name,
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii)    contact the broker/dealer holding the
on the Commission's website at http://www.sec.gov.                                shares or your financial advisor.
--------------------------------------------------------------------------------  ----------------------------------------

+Audit Committee Member

(8457)                                                        Printed in the USA
AR-DGF [11/03] IVES 1/04                                         J9520 EXP: 1/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.


Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant's Audit Committee are Ann R. Leven, Thomas F. Madison and Janet L. Yeomans.


_______________________
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         The registrant has formally delegated to its investment adviser(s) (including any sub-adviser) (the "Adviser") the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

         In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the registrant's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the registrant.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products.

         Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)      (1) Code of Ethics

         Not applicable.

         (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:  Delaware Investments Global Dividend and Income Fund, Inc.

JUDE T. DRISCOLL
-------------------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  2/2/04

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
-------------------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  2/2/04


JOSEPH H. HASTINGS
-------------------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer
Date:  2/2/04